Exhibit 99.4
ESCROW AGREEMENT
          This ESCROW AGREEMENT (the “Escrow Agreement”) is made as of July 29, 2010, among SOLAR TAX PARTNERS 1, LLC, a California limited liability company (“STP1”), MASTER TENANT 2008-C, LLC, a Delaware limited liability company (“Master Tenant”), HEK PARTNERS, LLC, a California limited liability company (“HEK Partners”), SOLAR POWER, INC., a California corporation (“SPI”) and FIRST AMERICAN TITLE COMPANY (the “Escrow Agent”). Each of STP1, Master Tenant, HEK Partners, SPI and the Escrow Agent is referred to herein as a “Party,” and collectively as the “Parties.”
RECITALS
          A. STP1 and Master Tenant have entered into that certain Pass-Through Agreement (the “Pass Through Agreement”) dated as of December 22, 2009, pursuant to which STP1 agreed to pass through to Master Tenant the right to apply for payments in lieu of tax credits from the Department of the Treasury under Section 1603 of the American Recovery and Reinvestment Tax Act of 2009 (“Cash Grants”);
          B. Master Tenant applied to the U.S. Department of Treasury (the “Treasury”) for Cash Grants totaling $6.9 million (“Grant Application Amount”) in connection with a 3,614.56 kW photovoltaic solar energy system (the “Generating Facility”) which qualifies for the Cash Grants;
          C. On or about July 27, 2010, Cash Grants were received by Master Tenant in the amount of $5,867,136 (the “Grant Award”), which is less than the Grant Application Amount (the difference between the Grant Application Amount and the Grant Award is referred to herein as the “Grant Deficiency”);
          D. HEK Partners is the managing member of STP1 and Master Tenant. Under the terms of the Master Tenant’s Operating Agreement, dated as of December 22, 2009 (the “MT Operating Agreement”), HEK Partners is obligated to pay certain amounts to Master Tenant as a result of the Grant Deficiency (the “Adjustment Amount”);
          E. The Generating Facility was constructed by SPI for STP1 pursuant to that certain Engineering, Procurement and Construction Agreement dated September 30, 2009 (“EPC”), and STP1 currently owes SPI approximately $9,105,108 under the EPC;
          F. SPI is a guarantor of certain obligations of HEK Partners under the MT Operating Agreement, including payment of the Adjustment Amount, pursuant to the terms of that certain Guaranty dated December 22, 2009 (“Guaranty”); and
          G. The Parties desire to enter into this Escrow Agreement to provide for a reserve to be established in order to pay the Adjustment Amount in accordance with the terms set forth in this Agreement.
          NOW, THEREFORE, in consideration of the promises and the mutual agreements expressed herein, the Parties agree as follow:

          1. Appointment of Escrow Agent. STP1, SPI, Master Tenant, and HEK Partners hereby appoint the Escrow Agent to serve as escrow agent hereunder and the Escrow Agent hereby accepts such appointment and agrees to act as Escrow Agent hereunder and to accept, hold and distribute the Escrow Funds in a separate and distinct account (the “Escrow Account”) in accordance with and subject to the terms and conditions hereof.
          2. Deposit of Escrow Funds and Disbursement Funds.
               2.1. Upon the closing of the loan by Umpqua Bank to STP1 in connection with the Generating Facility, HEK Partners and/or SPI shall deposit with the Escrow Agent an aggregate amount equal to One Million One Hundred Eighty-Seven Thousand Six Hundred Seventy-Five Dollars ($1,187,675) (the “Escrow Deposit”). It is noted that the amount of the Escrow Deposit is based on the minimum obligation of HEK Partners under Section 5.01(e)(iii) of the MT Operating Agreement, assuming the Grant Deficiency is unadjusted, and this amount is the result of multiplying $1.15 and Grant Deficiency.
               2.2. The Escrow Deposit shall be deposited into a federally-insured, interest-bearing account pending release pursuant to the terms of this Escrow Agreement.
               2.3. The Escrow Deposit and any income earned thereon are referred to herein collectively as the “Escrow Funds.”
          3. Distribution of Escrow Funds
               3.1. If the Master Tenant challenges the determination by Treasury prior to August 15, 2010, then,
(a)	If Master Tenant receives an increase in the amount of the Cash Grants, the Grant Deficiency will be adjusted downward dollar-for-dollar by the amount of the additional Cash Grants received by Master Tenant (the receipt of the additional Cash Grants and the adjustment being referred to herein as the “Adjusted Grant Deficiency Event”);
          (b) If Master Tenant’s challenge is denied, then Master Tenant will be treated as receiving a final determination of the Cash Grants amount, such denial being referred to herein as a “Final Determination”.
               3.2. Upon the earlier of (i) October 31, 2010, (ii) the occurrence of an Adjusted Grant Deficiency Event, (iii) a Final Determination and (iv) Master Tenant has not challenged the determination prior to August 15, 2010, the following shall occur:
Master Tenant shall provide written notice (any notice from Master Tenant under this Section 3 shall be referred to as a “Release Notice”) to STP1, SPI, HEK Partners, Greystone Renewable Energy Manager LLC (“GREM”) and the Escrow Agent authorizing the release of the Escrow Funds to STP1 or Master Tenant.
               3.3. The Release Notice shall (i) authorize the release of Escrow Funds to one or more parties in accordance with the terms of this Section 3 and shall provide for the termination of the Escrow Agent’s obligations under this Agreement, subject to the dispute provisions that follow in this Section 3, or (ii) authorize the release of Escrow Funds to none of the parties in accordance with the terms of this Section 3 and shall provide for a single extension of Section 3.2 of this Agreement for a period of not more than thirty (30) days.
               3.4. The payments directed by the Release Notice (“Requested Amount”) shall be paid by the Escrow Agent out of the Escrow Funds to or at the direction of Master Tenant in accordance with the Release Notice unless STP1, GREM, SPI or HEK Partners disputes the validity or amount of such claim by notifying Master Tenant and the Escrow Agent in writing, containing a description in reasonable detail of the basis for the dispute and the amount in dispute (a “Dispute Notice”), within five (5) calendar days after a Release Notice is delivered to STP1, HEK Partners, GREM, SPI and Escrow Agent, provided, however, that if SPI, STP1 and HEK Partners waives, in writing, the right to so dispute the Requested Amount, such disbursement may be made immediately. If a Dispute Notice has not been delivered to Master Tenant and the Escrow Agent within the required five (5) calendar day period, the Escrow Agent shall promptly disburse to or at the direction of Master Tenant the portion of the Escrow Funds set forth in the Release Notice.
               3.5. In the event that a Dispute Notice has been provided by STP1, GREM, SPI or HEK Partners to Master Tenant and the Escrow Agent within the required five (5) calendar day period, the Escrow Agent shall distribute promptly to or at the direction of Master Tenant the undisputed portion (if any) of the amount set forth in the Release Notice and withhold the amount in dispute (the “Disputed Amount”). The Disputed Amount shall be held by the Escrow Agent in accordance with the terms hereof until the earlier to occur of the following: (i) STP1, HEK Partners, Master Tenant, SPI and GREM jointly direct the disbursement of the Disputed Amount by delivering written instruction to the Escrow Agent, or (ii) the Escrow Agent receives a copy of a final, non-appealable judgment or order of a court of competent jurisdiction (a “Directive”) with respect to the Disputed Amount. Upon receipt of such instructions or Directive, or as promptly as practicable but in no event more than fifteen (15) calendar days after receipt of such instructions or Directive, the Escrow Agent shall disburse or continue to hold (as the case may be) the Disputed Amount, as required by such instructions or Directive, as the case may be.
               3.6. If any payment is directed to be made to Master Tenant from the Escrow Agent, it is the express agreement of the Parties that such payment of the Escrow Funds shall be treated for all purposes as (i) initially paid by STP1 to SPI under the EPC, then (ii) a disbursement by SPI to HEK Partners pursuant to an agreement entered into between HEK Partners and SPI, then (iii) contributed by HEK Partners to Master Tenant, as a contribution to the capital of Master Tenant. Further, the Master Tenant agrees that the payment received by Master Tenant in accordance with this Agreement shall be reflected on its books as a capital contribution, as set forth in Section 3.6(iii), and such amount will immediately be distributed to its Investor Member, Greystone Renewable Energy Fund 2008-A, LLC, in accordance with Section 5.01(e) of the MT Operating Agreement and shall be pursuant to the obligations of HEK Partners under Section 5.01(e)(iii).
               3.7. If any payment is directed to be made to SPI, the Escrow Funds will be treated as paid by STP1 to SPI under the EPC.

          4. Joint Written Instructions and Directions; Disbursements. Notwithstanding any other provisions of this Escrow Agreement, the Escrow Agent shall deal with the Escrow Funds, or any part thereof, at any time in accordance with any directions given in an undisputed Release Notice or jointly given in writing by STP1, Master Tenant, GREM and HEK Partners to the Escrow Agent or in a Directive. The Parties agree that all disbursements required to be made hereunder shall be made by wire transfer of immediately available funds in accordance with the wire transfer instructions specified in the notice directing the Escrow Agent to make such disbursement.
          5. Provisions Concerning the Escrow Agent.
               5.1. This Escrow Agreement sets forth, exclusively, the duties of the Escrow Agent and no additional duties or obligations shall be inferred herefrom or implied hereby.
               5.2. The Escrow Agent shall not be responsible for the validity of any documents or other property delivered to it pursuant hereto, may act and rely conclusively upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give any notice or instructions hereunder, believed by the Escrow Agent to be authorized, has been duly authorized so to do.
               5.3. The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may in good faith do or refrain from doing in connection herewith, except to the extent that any act or omission constitutes gross negligence or willful misconduct. In no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of such loss or damage and regardless of the form of action.
               5.4. The Escrow Agent may consult with, and obtain advice from, legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the advice of such counsel.
               5.5. The Escrow Agent shall not be bound by any modification of this Escrow Agreement unless it shall have specifically consented thereto in writing.
               5.6. STP1 shall be responsible for and shall pay to the Escrow Agent all reasonable expenses, including the reasonable fees and expenses of counsel, which the Escrow Agent may incur, and its normal fees for all services rendered, in each case in connection with the discharge of its duties, and the exercise or enforcement of the rights of the Parties hereunder. The Escrow Agent may deduct any unpaid fees from the Escrow Funds. In the event the Escrow Agent deducts any unpaid fees for which STP1 is responsible hereunder from the Escrow Funds, STP1 shall promptly deposit into the Escrow Account an amount equal to such deducted amount.
               5.7. The Escrow Agent may resign by giving written notice to STP1, Master Tenant, SPI, GREM and HEK Partners specifying a date which such resignation shall take effect, which shall in no event be earlier than ten (10) days after the giving of such notice, and shall be discharged from its duties and obligations upon the appointment of a successor Escrow Agent as hereafter provided and the delivery to such successor of the Escrow Funds. Immediately upon receipt of such notice, STP1, Master Tenant, SPI, GREM and HEK Partners shall appoint a successor Escrow Agent who shall be mutually acceptable to them. Any such successor Escrow Agent shall deliver to STP1, Master Tenant, SPI, GREM and HEK Partners and to the resigning Escrow Agent a written instrument accepting such appointment hereunder, and thereupon it shall succeed to all the rights and duties of the Escrow Agent hereunder, and shall be entitled to receive the Escrow Funds. In the event that a successor Escrow Agent shall not be so appointed by the date of resignation specified by the Escrow Agent, the Escrow Agent shall have the right to appoint as a successor Escrow Agent any national bank, and the Parties hereto agree to accept any such successor Escrow Agent appointed by the Escrow Agent.
               5.8. In the event of any dispute between STP1, Master Tenant, SPI and GREM and HEK Partners or between the Escrow Agent and any one or more of the other Parties hereto, with regard to the Escrow Agent or its duties, or any other matter concerning the disposition of the Escrow Funds or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take hereunder, the Escrow Agent may deposit the Escrow Funds with the Superior Court of California for Sacramento County pending the decision of such court, and the Escrow Agent shall be entitled to refrain from action pending, and rely upon, the decision of such court. The rights of the Escrow Agent under this Section 5.8 are cumulative of all other rights which it may have by law or otherwise.
               5.9. The Parties (other than the Escrow Agent) hereby agree that, the Escrow Agent shall be indemnified from and against any loss, liability or expense reasonably incurred, without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the Escrow Agreement, including the expense of defending itself against any claim or liability arising therefrom. Any payment required to be made pursuant to this Section 5.9 shall be paid from the Escrow Fund. The Escrow Agent shall not be required to give any bond or surety or report to any court despite any statute, custom or rule to the contrary. The Escrow Agent may deduct any unpaid amounts from the Escrow Funds.
               5.10. STP1, Master Tenant, SPI, GREM and HEK Partners together may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect. In the event of such termination, STP1, Master Tenant, SPI, GREM and HEK Partners shall before the date of such termination jointly appoint a successor Escrow Agent, and the Escrow Agent shall deliver the remaining Escrow Funds to such successor Escrow Agent.
          6. Notices and Written Directions. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and made upon being delivered either by courier or fax delivery to the Party for whom it is intended, provided that a copy thereof is deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail, bearing the address shown in this Section 6 for, or such other address as may be designated in writing hereafter by, such Party:

     If to STP1, to:
Solar Tax Partners 1, LLC
c/o HEK Partners LLC
1835 15th Street
San Francisco, CA 94103
Attention: William Hedden
Facsimile: (415) 703-9834
With copies to
Greystone Renewable Energy Fund 2008-A LLC
152 West 57th Street, 60th Floor
New York, NY 10019
Attention: Manager
Facsimile: (212) 649-9701
Greystone Renewable Energy Manager LLC
c/o Greystone & Co. Inc.
Carnegie Hall Tower
152 West 57th Street, 60th Floor
New York, NY 10019
Attention: General Counsel
Facsimile: (212) 896-9155
Solar Power, Inc.
1115 Orlando Avenue
Roseville, CA 95661
Attention: Steve Kircher and Joe Bedewi
Facsimile: (916) 721-0478
     If to Master Tenant, to:
Master Tenant 2008-C, LLC
c/o HEK Partners LLC
1835 15th Street
San Francisco, CA 94103
Attention: William Hedden
Facsimile: (415) 703-9834
With copies to
Greystone Renewable Energy Fund 2008-A LLC
152 West 57th Street, 60th Floor
New York, NY 10019
Attention: Manager
Facsimile: (212) 649-9701

Greystone Renewable Energy Manager LLC
c/o Greystone & Co. Inc.
Carnegie Hall Tower
152 West 57th Street, 60th Floor
New York, NY 10019
Attention: General Counsel
Facsimile: (212) 896-9155
Solar Power, Inc.
1115 Orlando Avenue
Roseville, CA 95661
Attention: Steve Kircher and Joe Bedewi
Facsimile: (916) 721-0478
If to HEK Partners, to:
HEK Partners LLC
1835 15th Street
San Francisco, CA 94103
Attention: William Hedden
Facsimile: (415) 703-9834
With copies to:
Solar Power, Inc.
1115 Orlando Avenue
Roseville, CA 95661
Attention: Steve Kircher and Joe Bedewi
Facsimile: (916) 721-0478
If to SPI to:
Solar Power, Inc.
1115 Orlando Avenue
Roseville, CA 95661
Attention: Steve Kircher and Joe Bedewi
Facsimile: (916) 721-0478
With copies to:
Weintraub Genshlea Chediak
400 Capitol Mall, Suite 1100
Sacramento, CA 95814
Attn: David C. Adams
Facsimile: (916) 446-1611
If to Escrow Agent, to:

First American Title Company
National Commercial Services
1610 Arden Way, #101
Sacramento, CA 95815
Attn: Barbara Clarke
Facsimile: 800-890-0234
          7. Third Party Beneficiary. GREM is a third party beneficiary hereunder and its signature below is solely for the purpose of acknowledging same its standing to enforce it rights under this Escrow Agreement.
          8. Counterparts. Counterpart copies of this Escrow Agreement may be signed by all Parties and signature pages exchanged by fax or otherwise. The Parties intend that counterpart copies signed and exchanged as provided in the preceding sentence shall be fully binding. Counterpart originals of this Escrow Agreement shall be exchanged by U.S. mail or express service at the earliest reasonable date following the exchange of signature pages by fax.
          9. Amendment; Waiver. No modification, amendment or waiver of any provision of this Escrow Agreement will be effective unless such modification, amendment or waiver is approved in writing by STP1, Master Tenant, HEK Partners, SPI, GREM and the Escrow Agent. The failure of any Party to enforce any of the provisions of this Escrow Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such Party thereafter to enforce each and every provision of this Escrow Agreement in accordance with its terms.
          10. Binding Effect; Assignment. This Escrow Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties hereto.
          11. Headings. The headings of the various sections of this Escrow Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Escrow Agreement.
          12. Severability. If any provision of this Escrow Agreement shall be determined to be illegal or unenforceable, the remaining provisions of this Escrow Agreement shall remain in full force and effect, and this Escrow Agreement shall be construed as if the illegal or unenforceable provision were not a part hereof, so long as the remaining provisions of this Escrow Agreement shall be sufficient to carry out the overall intent of the Parties as expressed herein.
          13. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflicts of law doctrine.

          14. Further Assurances. Each Party hereto shall perform all other acts and execute and deliver all other documents as may be necessary or appropriate to carry out the purposes and intent of this Escrow Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first set forth above.

SOLAR TAX PARTNERS 1, LLC,
By:	HEK PARTNERS, LLC
Its: Managing Member

By:	/s/ Steven Kay
Steven Kay, Manager

By:	/s/ William Hedden
William Hedden, Manager

By:	/s/ Stephen C. Kircher
Stephen C. Kircher Manager

MASTER TENANT 2008-C, LLC,
By:	HEK PARTNERS, LLC
Its:	Managing Member

By:	/s/ Steven Kay
Steven Kay, Manager

By:	/s/ William Hedden
William Hedden, Manager

By:	/s/ Stephen C. Kircher
Stephen C. Kircher Manager

HEK PARTNERS, LLC
By:	/s/ Steven Kay
Steven Kay, Manager

By:	/s/ William Hedden
William Hedden, Manager

By:	/s/ Stephen C. Kircher
Stephen C. Kircher, Manager

SOLAR POWER, INC.
By:	/s/ Stephen C. Kircher
	Name:	Stephen C. Kircher
	Title:	CEO

FIRST AMERICAN TITLE COMPANY
By:	/s/ First American Title Company
Name:
Title:

ACKNOWLEDGMENT OF RIGHTS
BY THIRD PARTY BENEFICIARY:
GREYSTONE RENEWABLE ENERGY MANAGER LLC

By:	/s/ Arthur Hatzopolos
	Name:	Arthur Hatzopolos
	Title:	Vice President